ANNUAL REPORT TO SHAREHOLDERS FOR THE PERIOD ENDED OCTOBER 31, 1998

KEMPER
LATIN AMERICA FUND

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[MORNINGSTAR RATINGS LOGO]
Seeks long-term capital appreciation through investment primarily in the securities of Latin American issuers.


             "... The Latin American equity market has been one of the most volatile in the world in the past 10 months. Fortunately, we positioned the portfolio in defensive stocks and held some of the top performers. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
9
COUNTRY CONCENTRATIONS
10
LARGEST HOLDINGS
11
PORTFOLIO OF
INVESTMENTS
14
REPORT OF
INDEPENDENT AUDITORS
15
FINANCIAL STATEMENTS
17
NOTES TO
FINANCIAL STATEMENTS
21
FINANCIAL HIGHLIGHTS

AT A GLANCE
--------------------------------------------------------------------------------
KEMPER LATIN AMERICA FUND
TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE 10-MONTH PERIOD ENDED OCTOBER 31, 1998 (UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                               -23.05
CLASS B                                               -23.58
CLASS C                                               -23.58
LIPPER LATIN AMERICA FUNDS CATEGORY AVERAGE*          -37.06

Returns are historical and do not guarantee future results. Investment returns and principal values will fluctuate so that shares, when redeemed, may be worth more or less than original cost. Investment in foreign securities presents special risk considerations including fluctuating currency exchange rates, government regulation and differences in liquidity. These risks are generally intensified for investments in emerging markets.

*Lipper Analytical Services, Inc. returns are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                                   AS OF      AS OF
                                  10/31/98   12/31/97
--------------------------------------------------------------------------------

    KEMPER LATIN AMERICA FUND
    CLASS A                          $7.31      $9.50
--------------------------------------------------------------------------------
    KEMPER LATIN AMERICA FUND
    CLASS B                          $7.26      $9.50
--------------------------------------------------------------------------------
    KEMPER LATIN AMERICA FUND
    CLASS C                          $7.26      $9.50
--------------------------------------------------------------------------------

TERMS TO KNOW

YOUR FUND'S STYLE

--------------------------------------------------------------------------------
 MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------

[MORNINGSTAR EQUITY STYLE  BOX]

Source: Data provided by Morningstar, Inc., Chicago, IL (312) 696-6000. The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratios relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization. Please note that style boxes do not represent an exact assessment of risk and do not represent future performance. The fund's portfolio changes from day-to-day. A longer-term view is represented by the fund's Morningstar category, which is based on its actual investment style as measured by its underlying portfolio holdings as of inception date 12/31/97. Morningstar has placed Kemper Latin America Fund in the Latin America Stock Category.

EMERGING MARKET A developing or emerging country in the initial stages of its industrial cycle. Developing or "emerging" markets involve exposure to economic structures and political systems that are generally less diverse, mature and stable than in the United States.

FUNDAMENTAL RESEARCH Analysis of companies based on the projected impact of management, products, sales, and earnings on balance sheets and income statements. Distinct from TECHNICAL ANALYSIS, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

LIQUIDITY A characteristic of an investment or an asset referring to the ease of convertibility into cash within a reasonably short period of time.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A BACHELOR'S DEGREE AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $245 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES, AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS.



DEAR SHAREHOLDERS,

If you're like most investors, you may be wondering if you should allow yourself to breathe a sigh of relief as 1998 comes to a close. After several months of generally declining stock prices and extreme volatility, the U.S. stock market seems to have rediscovered its resiliency. In the fourth quarter, the Standard & Poor's 500, an unmanaged index generally representative of the U.S. stock market, bounced back into the 1100-point range, up nearly 20 percent from its third-quarter low of 957. The blue chip Dow Jones Industrial Average enjoyed a comparable rise. Investor confidence suddenly overtook the investor uncertainty that had plagued the markets at summer's end. While financial volatility appears to be continuing, the mood for investors definitely has improved.

  To what can we attribute the change? Simply this -- the cumulative effect of some good news, not the least of which was a long-awaited series of interest rate reductions by the Federal Reserve Board. In September, the Fed reduced the federal funds rate a modest quarter of a percentage point, however, this first cut disappointed some investors who were expecting a more dramatic gesture. Two weeks later, the Fed came back with an additional quarter of a percentage point reduction. This was an unexpected cut that seemed to have a positive effect on Wall Street. In November, a third rate cut of a quarter of a percentage point also boosted investor confidence. Investors were further surprised by better-than-expected corporate earnings reports early in the fourth quarter. Finally, economic data regarding retail sales, employment and home sales suggested continued economic growth and very little prospect of recession.

  Although there was no good news to be garnered from the sensationalized presidential scandal, as the shock of Kenneth Starr's report wore off, the nation seemed to refocus its attention on other matters. In this sense, another veil of despair was lifted.

  In many ways, 1998's market activity provides a study in how investor perceptions can upstage economic realities. Certainly, the tumultuous lessons of Russia and Southeast Asia renewed investors' awareness of risk in 1998, which was an important wake-up call. At all times, investors must understand and consider risk. But over the course of 1998, U.S. economic fundamentals have essentially remained strong. In fact, inflation has remained low for the entire year. Economic growth has been solid. Our consumer confidence has remained fairly high, although not quite as high as last year. The nation's budget surplus for 1998 came in at $60 billion, with another budget surplus expected for fiscal 1999.

  Growth in the nation's gross domestic product (GDP), which represents the total value of all goods and services produced within the U.S. economy, has remained remarkably steady. GDP is expected to have grown at an annualized rate of between 2.5 percent and 3.5 percent for the second half of 1998 and is anticipated to hover around 2 percent for the first half of 1999. The consumer price index (CPI) remains in a range of 1.5 percent to 2 percent.

  While employment growth has slowed a bit, the slowdown in wage gains may provide the Fed with an incentive to reduce interest rates even further. U.S. corporate profits have generally been flat, so we may see a decrease in capital spending. Banks appear to be only a little less willing to lend, so the threat of a general credit crunch is minimal.

  Investors may take comfort in the fact that the U.S. markets and economy have withstood the test of 1998's tumultuous third quarter. Similarly, while certain countries, such as Malaysia, Indonesia, Brazil and Russia, are still suffering from economic crises, others, including the Philippines, South Korea, Thailand and China, appear to have survived. As long as the Fed and the Group of Seven leading industrial nations (G7) are committed to avoiding recession on national and global levels respectively, investors have a good chance of experiencing a more stable economic environment.

  At home, there has been somewhat of a slowdown in manufacturing, as reduced U.S. exports reflect foreign economic turmoil. But the global impact of the Asian crisis still has not hit the U.S. as hard as was expected. Indeed, Asian turmoil has not affected U.S. trade as much as it has lowered import prices and helped reduce global interest rates.

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

     The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.



                                  [BAR GRAPH]

                                  NOV 98          6 MONTHS AGO       1 YEAR AGO        2 YEARS AGO
10-YEAR TREASURY RATE(1)*          4.53               5.64               6.03              6.53
PRIME RATE(2)*                     8.12               8.50               8.50              8.25
INFLATION RATE(3)*                 1.49               1.50               2.08              2.99
THE U.S. DOLLAR(4)                 0.83               6.86               9.65              3.46
CAPITAL GOODS ORDERS(5)*           2.51               7.47              10.64              9.19
INDUSTRIAL PRODUCTION(5)*          2.12               4.97               6.72              4.93
EMPLOYMENT GROWTH(6)               2.28               2.65               2.70              2.33

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.

(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.

(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.

(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.

(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.

(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.

*   DATA AS OF OCTOBER 31, 1998.

SOURCE:  ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

  In Europe, the much anticipated Economic and Monetary Union (EMU) is on the move, with a focus on more flexibility and growth potential for the region. European equities may be the beneficiaries of increased spending, as governments seek to foster growth and reduce unemployment.

  If you're a long-term investor in today's short-term world, go ahead and breathe that sigh of relief as 1998 comes to an end -- but get ready for 1999. It's going to be an interesting year as the EMU emerges, the race for the next presidency heats up and the year 2000 approaches. And, remember: Investors don't like uncertainty, be it economic or political. The threat of impeachment, new acts of terrorism or any other hints of crisis could prompt a downward spike in our markets in the short run. In the long run, the keys to investment performance remain moderate growth, low inflation and limited taxation and regulation.

  I would like to take this opportunity to thank you for choosing to invest with Kemper Funds. We appreciate the opportunity to serve your investment needs.



Sincerely,

/s/ John E. Silvia

JOHN E. SILVIA
MANAGING DIRECTOR
SCUDDER KEMPER INVESTMENTS, INC

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF DR. JOHN SILVIA AS OF DECEMBER 2, 1998, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

PERFORMANCE UPDATE

[KENNEY PHOTO]

TARA KENNEY IS A MEMBER OF SCUDDER KEMPER INVESTMENTS' GLOBAL EQUITY GROUP, FOCUSING ON PORTFOLIO MANAGEMENT OF LATIN AMERICAN EQUITY SECURITIES. KENNEY HAS 15 YEARS OF EXPERIENCE IN THE FIELD. SHE RECEIVED A BACHELOR'S DEGREE IN POLITICAL SCIENCE AND LATIN AMERICAN STUDIES FROM THE UNIVERSITY OF NOTRE DAME AND AN M.B.A. DEGREE IN FINANCE FROM NEW YORK UNIVERSITY.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

WITH LATIN AMERICAN EQUITY MARKETS INDEX (THE INTERNATIONAL FINANCE CORPORATION'S LATIN AMERICA INDEX) DOWN NEARLY 38 PERCENT FOR THE YEAR-TO-DATE PERIOD, MANAGING KEMPER LATIN AMERICA FUND SINCE ITS LAUNCH DECEMBER 31, 1997 HAS BEEN A CHALLENGE. NEVERTHELESS, THE YOUNG FUND HAS SOUNDLY BEATEN BOTH ITS LIPPER PEER GROUP AND ITS INDEX (IFCI LATIN AMERICAN INDEX). PORTFOLIO MANAGER TARA KENNEY DISCUSSES THE FACTORS AFFECTING THE LATIN EQUITY MARKETS AND TELLS WHERE SHE FOUND SHELTER IN THIS DIFFICULT ENVIRONMENT.

Q     THE LATIN AMERICAN EQUITY MARKETS HAVE BEEN SOME OF THE MOST VOLATILE IN
THE WORLD THE PAST 10 MONTHS. CAN YOU GIVE A BRIEF DESCRIPTION OF WHAT'S BEEN HAPPENING IN THE REGION DURING THIS TIME?

A     The problems began last year when everyone was worried that the Asian financial crisis would spread to Latin America. This contagion factor has given way to fears of deflation and global recession, and of deleveraging and a global credit crunch. All these fears are particularly ominous for Latin America, which is still dependent on external capital to fund its growth. Re-ignited fears of devaluation in Brazil during this summer's Russian crisis prompted a dramatic sell-off across the Latin equity markets. Healthy company fundamentals and the vast gains made by restructuring at both company and government levels during the past four or five years didn't seem to matter to investors.

      Beginning on September 10, however, the Latin American markets began a sharp rebound, rising some 60 to 70 percent in dollar terms through the end of October. The upward movement was driven by U.S. interest rate reductions, the re-election of Brazil's President Cardoso in early October and discussion of a $30 billion to $40 billion aid package by the U.S. Treasury and international agencies.

      The outlook for commodities continues to be weak, which puts pressure on copper exporters Chile and Peru and on oil exporters Mexico and Venezuela. On the positive side, foreign direct investment continues to be strong thanks to the trend toward privatization.

Q     THE FUND IS CONCENTRATED IN THREE COUNTRIES: ARGENTINA, BRAZIL AND MEXICO.
WHAT IS DRIVING PERFORMANCE IN EACH OF THESE AREAS?

A     Brazil has been the trigger for the region and the country most in the spotlight. Its market has been particularly volatile this year, and is down 37.5 percent through the end of October. After winning a second term in office, President Cardoso announced the long awaited fiscal package intended to reduce the budget deficit. If implemented, the plan would fundamentally change the fiscal foundation and enable profound, long-term improvement in Brazil's overall economy. Interest rates are currently at 40 percent or more, and the most important issue is how quickly these rates will decline. Another positive is a trend toward privatization of government-owned companies, which generates substantial revenues for the government. Last summer Telebras, the national telephone company, was privatized and generated $19 billion. The resulting 12 new phone companies

PERFORMANCE UPDATE

have provided some good investment opportunities.

  The Argentine market is one of the best performing this year, down 19.7 percent through October. The sectors that have been hardest hit are those tied most to Brazil -- steel and auto. Argentina's currency is pegged to the U.S. dollar, and therefore we believe it should benefit the most from continued reductions in U.S. interest rates. We have been very impressed with the government's performance and determination to meet its financial needs for 1998 and anticipate those in 1999. Also, the country's $4 billion in local pension funds serves as an effective floor in times of market duress. The country's banking system is on much more solid footing than ever before. Despite the short-term weakness in the market due to the announced declines in industrial production, the long-term fundamental situation of Argentina looks very strong.

  Mexico's equity market is down nearly 33 percent through October. We believe that Mexico has been unduly punished given its strong monetary and fiscal policies. The Mexican authorities' swift and strict response to the global financial crisis should be commended. Their vigilance has been a key driver of Mexico's recovery since the 1994 peso devaluation. Despite having an interest rate that nearly doubled this year, the real economy still shows signs of strength. The consumer has not slowed purchases as much as in Brazil or Argentina, and this has benefited the bottom lines of many consumer-oriented companies. Many of these companies are cash rich and have benefited from the higher interest rate environment. These are the companies we like to hold in the portfolio.

Q     IT SOUNDS LIKE THESE COUNTRIES ARE ON THE RIGHT TRACK. WHY IS THEIR
ECONOMIC GROWTH SO SLOW?

A     In many cases the market for their exports is weak. Also, the very austere fiscal programs being implemented will slow down growth because governments aren't putting money back into the economy. Finally, this period of global credit contraction hurts growth because businesses aren't able to borrow as easily as last year when money was cheaper.

Q    EVEN THOUGH THE FUND IS DOWN 23.05 PERCENT YEAR-TO-DATE (CLASS A SHARES,
UNADJUSTED FOR ANY SALES CHARGE), IT IS OPERATING IN A MARKET DOWN 37.78 PERCENT. THAT MEANS IT ACTUALLY OUTPERFORMED ITS INDEX BY NEARLY 15 PERCENTAGE POINTS. WHAT DID YOU DO TO ACHIEVE THIS STRONG RELATIVE PERFORMANCE?

A     Our outperformance was due to a combination of stock picking and managing cash levels appropriately. As a new fund, we built our position slowly during the first few months of the year when the market was down. We built up more cash during the summer months when the market was looking very dicey, and we put it back in right before the rally that started September 10.

Q     CAN YOU TELL US ABOUT SOME OF THOSE GOOD CALLS?

A     Grupo Modelo, a Mexican brewery, is a large holding, and one of the best performers this year in that market. Telefonos de Mexico, at 8 percent of assets, is the fund's top performer. Our other top holdings include the Argentine telecommunications company Telecom and YPF, a petroleum company. We also own Banco Itau, a large Brazilian bank, which has continued to outperform.

Q     AND WERE THERE ANY "MISSES" DURING THE PERIOD?

A     Consistent with our bias toward consumer-oriented stocks and non-durables, we have very little exposure to cyclical companies. But, that said, we did have a couple of these types of holdings in the fund -- one in the pulp and paper sector and one in the steel sector -- that fell out of favor early in the year. When it became apparent that these companies no longer had the kind of pricing power we look for in our portfolio holdings, we sold them taking some incremental losses.

Q     WHAT IS YOUR OUTLOOK FOR LATIN AMERICAN ECONOMIES?

A     We think gross domestic product (GDP) growth in most Latin American countries will continue to slow in 1999. Despite slowing GDP, we still expect to find some investment opportunities. Recent conversations with management from Brazilian companies in the electricity and telecommunications sectors indicate they still expect robust growth in demand for services. And current figures reported from Mexican retail and beverage companies show continued demand for basic goods -- testimony to the ongoing strength of the consumer. Slower growth may persist in Brazil into the year 2000, while a quicker recovery is likely in the rest of Latin America. However, a recession in the United States would slow the recovery considerably, particularly for Mexico.

      Our general conclusion is that while significant risk remains on the macro front, with higher interest rates and lower growth being the

PERFORMANCE UPDATE

two most perilous factors for equities, the underlying company fundamentals are still strong and the price levels are extremely attractive. While we continue to be worried about the fiscal indebtedness in certain countries (namely Brazil) and growing interest service, leverage on most companies' balance sheets is under control.

      Each country has its particular vulnerabilities. Mexico's ties to the United States means that a slowdown in the U.S. economy could be terribly harmful. Argentina needs to refinance its external debt next year, and Brazil is still struggling with an enormous fiscal deficit. The good thing is each country has done much to increase the transparency of its problems and strengthen its banking system, which should help avert nasty surprises in the future.

Q     WHAT DOES THIS MEAN FOR THE FUND?

A     In the past few weeks, we have seen a major shift in investors'
perceptions of the region, despite the fact that major global problems still loom. Several factors point to a better outlook for the equity markets next year. First, the global easing of interest rates will continue to improve the landscape for equities. Second, we see a firming in the outlook for commodity prices, and third, there is a more positive outlook for the deficit and currency crises in Brazil. We see signs of a return of confidence of both foreign and local investors in Brazil, which could translate quickly into a recovery in stock prices across the region.

      All this translates into improved prospects for Kemper Latin America Fund next year. Latin America looks like one of the best valuation plays in the world today, trading at the lowest valuation levels in 10 years. It is one of the cheapest regions with one of the highest earnings prospects for next year. If we look at internal cash flow generation, estimates for 1999 look bright, even for Brazilian companies that will encounter a recession next year. In addition, given our strict discipline regarding leverage, most of the companies in the portfolio should be able to repay all debt with existing cash flow within two years. This will be even more important as we experience a slowdown and credit contraction next year.

PERFORMANCE UPDATE

 TOTAL RETURNS*

 FOR THE PERIOD ENDED OCTOBER 31, 1998 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                             LIFE OF CLASS
-------------------------------------------------------------------------------------------------------
    KEMPER LATIN AMERICA FUND CLASS A                           -27.48%            (since 12/31/97)
 ................................................................................................................
    KEMPER LATIN AMERICA FUND CLASS B                           -26.64             (since 12/31/97)
 ................................................................................................................
    KEMPER LATIN AMERICA FUND CLASS C                           -23.58             (since 12/31/97)
 ................................................................................................................

                                  [LINE GRAPH]

KEMPER LATIN AMERICA FUND CLASS A
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Class A shares from 12/31/97 to 10/31/98
--------------------------------------------------------------------------------

                                                                 KEMPER LATIN AMERICA FUND         IFC LATIN AMERICA INVESTABLE
                                                                          CLASS A(1)                        RETURN INDEX+
                                                                 -------------------------         ----------------------------
12/31/97                                                                  10000.00                           8840.00
3/31/98                                                                    9901.00                           9842.00
                                                                           8254.00                           7954.00
                                                                           6657.00                           5799.00
10/31/98                                                                   7252.00                           6220.00

                                  [LINE GRAPH]

KEMPER LATIN AMERICA FUND CLASS B
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Class B shares from 12/31/97 to 10/31/98
--------------------------------------------------------------------------------

                                                                 KEMPER LATIN AMERICA FUND         IFC LATIN AMERICA INVESTABLE
                                                                          CLASS B(1)                        RETURN INDEX+
                                                                 -------------------------         ----------------------------
12/31/97                                                                  10000.00                           8840.00
3/31/98                                                                   10484.20                           9842.00
                                                                           8726.00                           7954.00
                                                                           7021.00                           5799.00
10/31/98                                                                   7336.40                           6220.00

                                  [LINE GRAPH]

KEMPER LATIN AMERICA FUND CLASS C
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Class C shares from 12/31/97 to 10/31/98
--------------------------------------------------------------------------------

                                                                 KEMPER LATIN AMERICA FUND         IFC LATIN AMERICA INVESTABLE
                                                                          CLASS C(1)                        RETURN INDEX+
                                                                 -------------------------         ----------------------------
12/31/97                                                                  10000.00                           8840.00
3/31/98                                                                   10484.00                           9842.00
                                                                           8726.00                           7954.00
                                                                           7021.00                           5799.00
10/31/98                                                                   7642.00                           6220.00

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

* TOTAL RETURN MEASURES NET INVESTMENT INCOME AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENTS OVER THE PERIODS SPECIFIED, ASSUMING REINVESTMENT OF DIVIDENDS AND, WHERE INDICATED, ADJUSTMENT FOR THE MAXIMUM SALES CHARGE. THE MAXIMUM SALES CHARGE FOR CLASS A SHARES IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 4%. CLASS C SHARES HAVE NO SALES CHARGE ADJUSTMENT, BUT REDEMPTIONS WITHIN ONE YEAR OF PURCHASE MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE OF 1%. SHARE CLASSES INVEST IN THE SAME UNDERLYING PORTFOLIO. DURING THE PERIODS NOTED SECURITIES PRICES FLUCTUATED. FOR ADDITIONAL INFORMATION, SEE THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND THE FINANCIAL HIGHLIGHTS AT THE END OF THIS REPORT.

(1) PERFORMANCE INCLUDES REINVESTMENT OF DIVIDENDS AND ADJUSTMENT FOR THE MAXIMUM SALES CHARGE FOR CLASS A SHARES AND THE CONTINGENT DEFERRED SALES CHARGE IN EFFECT AT THE END OF THE PERIOD FOR CLASS B SHARES. IN COMPARING KEMPER LATIN AMERICA FUND CLASS A SHARES TO THE IFC LATIN AMERICA INVESTABLE RETURN INDEX, YOU SHOULD ALSO NOTE THAT THE FUND'S PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE, WHILE NO SUCH CHARGE IS REFLECTED IN THE PERFORMANCE OF THE INDEX.

+ INTERNATIONAL FINANCE CORPORATION LATIN AMERICA INVESTABLE RETURN INDEX, IS GENERALLY REPRESENTATIVE OF EQUITIES FROM SEVEN LATIN AMERICAN MARKETS THAT ARE ACCESSIBLE TO FOREIGN INVESTORS.

COUNTRY CONCENTRATIONS

                                  [PIE CHART]

GEOGRAPHIC DISTRIBUTION OF KEMPER LATIN AMERICA FUND*

Based on total equity holdings on October 31, 1998

--------------------------------------------------------------------------------
                                                            ON 10/31/98
--------------------------------------------------------------------------------
    MEXICO                                                      36%
--------------------------------------------------------------------------------
    BRAZIL                                                      31%
--------------------------------------------------------------------------------
    ARGENTINA                                                   15%
--------------------------------------------------------------------------------
    UNITED STATES                                               11%
--------------------------------------------------------------------------------
    PERU                                                         3%
--------------------------------------------------------------------------------
    SWITZERLAND                                                  2%
--------------------------------------------------------------------------------
    COLUMBIA                                                     1%
--------------------------------------------------------------------------------
    PANAMA                                                       1%
--------------------------------------------------------------------------------
                                                               100%



*Portfolio composition is subject to change.

LARGEST HOLDINGS

KEMPER LATIN AMERICA FUND'S 20 LARGEST HOLDINGS*

Representing 74.9 percent of the fund's equity holdings on October 31, 1998


            HOLDINGS                                                  COUNTRY                    PERCENT
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

1.          TELEFONOS DE MEXICO                                       Mexico                        8.1%
--------------------------------------------------------------------------------------------------------

2.          FEDERAL NATIONAL MORTGAGE ASSOCIATION                     United States                 7.0%
--------------------------------------------------------------------------------------------------------

3.          YPF                                                       Argentina                     4.9%
--------------------------------------------------------------------------------------------------------

4.          TELECOM ARGENTINA                                         Argentina                     4.6%
--------------------------------------------------------------------------------------------------------

5.          TELECOMUNICACOES DE SAO PAULO                             Brazil                        4.0%
--------------------------------------------------------------------------------------------------------

6.          TELEFONICA DE ARGENTINA                                   Argentina                     3.6%
--------------------------------------------------------------------------------------------------------

7.          BANCO ITAU                                                Brazil                        3.5%
--------------------------------------------------------------------------------------------------------

8.          GRUPO INDUSTRIAL MASECA                                   Mexico                        3.5%
--------------------------------------------------------------------------------------------------------

9.          GRUPO MODELO                                              Mexico                        3.4%
--------------------------------------------------------------------------------------------------------

10.         EMBRATEL PARTICIPACOES                                    Brazil                        3.4%
--------------------------------------------------------------------------------------------------------

11.         FOMENTO ECONOMICO MEXICANO                                Mexico                        3.4%
--------------------------------------------------------------------------------------------------------

12.         BANCO BRADESCO                                            Brazil                        3.3%
--------------------------------------------------------------------------------------------------------

13.         PETROLEO BRASILEIRO                                       Brazil                        3.2%
--------------------------------------------------------------------------------------------------------

14.         GRUPO INDUSTRIAL BIMBO                                    Mexico                        3.1%
--------------------------------------------------------------------------------------------------------

15.         COMPANHIA ENERGETICA DE MINAS GERAIS                      Brazil                        2.8%
--------------------------------------------------------------------------------------------------------

16.         PANAMERICAN BEVERAGES                                     Mexico                        2.8%
--------------------------------------------------------------------------------------------------------

17.         GRUPO CIFRA                                               Mexico                        2.7%
--------------------------------------------------------------------------------------------------------

18.         KIMBERLY CLARK DE MEXICO                                  Mexico                        2.6%
--------------------------------------------------------------------------------------------------------

19.         COMPANHIA SOUZA CRUZ INDUSTRIA E COMERCIO                 Brazil                        2.5%
--------------------------------------------------------------------------------------------------------

20.         FORMENTO ECONOMICO MEXICANO                               Mexico                        2.5%
--------------------------------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER LATIN AMERICA FUND

Portfolio of Investments at October 31, 1998

-----------------------------------------------------------------------------------------------------------------------
                                                                                    PRINCIPAL AMOUNT ($)/      MARKET
    SHORT-TERM NOTES--7.0%                                                                 SHARES            VALUE ($)
-----------------------------------------------------------------------------------------------------------------------
    UNITED STATES                          Federal National Mortgage Association
                                             5.45%, 11/2/98
                                             (Cost: $102,984)                                 103,000           102,969
                                           ----------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
   EQUITY SECURITIES--93.0%
-----------------------------------------------------------------------------------------------------------------------
   ARGENTINA--15.5%                        Quilmes Industrial S.A. (ADR)
                                             (OPEN-END FUND REGISTERED IN
                                             ARGENTINA)                                         3,800 shs.       34,913

                                           Telecom Argentina S.A. "B" (ADR)
                                             (TELECOMMUNICATION SERVICES)                       2,100            67,725


                                           Telefonica de Argentina S.A. "B" (ADR)
                                             (TELECOMMUNICATION SERVICES)                       1,600            52,900

                                           YPF S.A. "D" (ADR)
                                             (PETROLEUM COMPANY)                                2,500            72,344
                                           ----------------------------------------------------------------------------
                                                                                                                227,882
-----------------------------------------------------------------------------------------------------------------------
    BRAZIL--31.4%                          Banco Bradesco S.A.
                                             (COMMERCIAL BANK)                              8,500,000            48,453

                                           Banco Itau S.A.
                                             (BANK)                                           105,000            51,053

                                           Companhia Cervejaria Brahma
                                             (LEADING BEER PRODUCER AND
                                             DISTRIBUTOR)                                      75,000            35,199

                                           Companhia Energetica de Minas Gerais
                                             (pfd.)
                                             (ELECTRIC POWER UTILITY)                       2,137,935            41,584

                                           Companhia Paranaense de Energia
                                             (ELECTRIC UTILITY)                             4,500,000            30,912

                                           Companhia Paulista de Forca e Luz
                                             (ELECTRIC POWER UTILITY)                         310,000            25,987

                                           Companhia Souza Cruz Industria e
                                             Comercio
                                             (HOLDING COMPANY: CIGARETTES AND                   5,500            37,346
                                             TOBACCO, FIBER CELLULOSE)

                                           Embratel Participacoes
                                             (PROVIDER OF LONG-DISTANCE
                                             TELECOMMUNICATION SERVICES)                    3,579,500            50,411

                                           Petroleo Brasileiro S.A.
                                             (PETROLEUM COMPANY)                              375,000            47,154

                                           Tele Norte Leste Participacoes
                                             (PROVIDER OF LOCAL TELECOMMUNICATION
                                             SERVICES)                                      2,300,000            28,921

                                           Telecomunicacoes do Parana S.A.
                                             (TELECOMMUNICATION SERVICES)                      30,000             5,030

                                           Telecomunicacoes de Sao Paulo S.A.
                                             (TELECOMMUNICATION SERVICES)                     350,000            58,681
                                           ----------------------------------------------------------------------------
                                                                                                                460,731
-----------------------------------------------------------------------------------------------------------------------
    COLOMBIA--.8%                          Bavaria S.A.
                                             (BEER PRODUCER AND DISTRIBUTOR)                    3,500            11,699
                                           ----------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

---------------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER              MARKET
                                                                                          OF SHARES          VALUE ($)
---------------------------------------------------------------------------------------------------------------------------
    MEXICO--36.1%

                                           Fomento Economico Mexicano S.A. de C.V.
                                             (PRODUCER OF BEER AND SOFT DRINKS)                14,000            36,080

                                           Fomento Economico Mexicano, S.A. de
                                             C.V. (ADR)
                                             (PRODUCER OF BEER, SOFT DRINKS AND
                                             MINERAL WATER)                                     1,900            49,519

                                           Grupo CIFRA S.A. de C.V. "C"
                                             (DISCOUNT RETAILER)                               31,000            40,176

                                           Grupo Continental, S.A.
                                             (PRODUCER AND DISTRIBUTOR OF SOFT
                                             DRINKS, SUGAR AND MINERAL WATER)                  13,000            31,767

                                           Grupo Financiero Inbursa, S.A. de C.V. "B"
                                             (BROKERAGE, INSURANCE, BANKING AND
                                             LEASING SERVICES)                                  7,000            12,271

                                           Grupo Industrial Bimbo, S.A. de C.V. "A"
                                             (PRODUCER OF BREAD AND OTHER BAKED
                                             GOODS)                                            27,000            45,410

                                           Grupo Industrial Maseca S.A. de C.V.
                                             (ADR)
                                             (FOOD PRODUCER)                                    4,100            50,738

                                           Grupo Industrial Saltillo, S.A. de C.V. "B"
                                             (MANUFACTURER OF STEEL PRODUCTS AND
                                             AUTO PARTS)                                        7,400            16,692

                                           Grupo Modelo S.A. "C"
                                             (LEADING BREWERY)                                 24,000            50,574

                                           Kimberly Clark de Mexico S.A. de C.V. "A"
                                             (PRODUCER OF CONSUMER PAPER PRODUCTS)             13,000            37,683

                                           Panamerican Beverages Inc. "A"
                                             (SOFT DRINK BOTTLER)                               2,000            40,500

                                           Telefonos de Mexico S.A. de C.V. "L"
                                             (ADR)
                                             (TELECOMMUNICATION SERVICES)                       2,250           118,828
                                           --------------------------------------------------------------------------------
                                                                                                                530,238
---------------------------------------------------------------------------------------------------------------------------
    PANAMA--.7%

                                           Banco Latinoamericano de Exportaciones
                                             S.A. "E" (ADR)
                                             (BANK)                                               500            10,844
                                           --------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
    PERU--2.8%

                                           Cementos Lima S.A. "T"
                                             (CEMENT PRODUCER)                                 17,785            20,692

                                           Union de Cerveceria Backus & Johnston
                                             S.A. "T"
                                             (PRODUCER OF MALTED, NONALCOHOLIC AND
                                             CARBONATED DRINKS)                                57,617            20,467
                                           --------------------------------------------------------------------------------
                                                                                                                 41,159
---------------------------------------------------------------------------------------------------------------------------
    SWITZERLAND--2.0%

                                           Nestle S.A. (ADR)
                                             (FOOD PRODUCER)                                      275            29,150
                                           --------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
    UNITED STATES--3.7%

                                           Colgate-Palmolive Co.
                                             (MANUFACTURER OF HOUSEHOLD AND
                                             PERSONAL CARE PRODUCTS)                              350            30,949

                                           Gillette Co.
                                             (SHAVING AND PERSONAL CARE PRODUCTS)                 500            22,469
                                           --------------------------------------------------------------------------------
                                                                                                                 53,418
                                           --------------------------------------------------------------------------------
                                           TOTAL COMMON STOCKS
                                           (Cost: $1,626,912)                                                 1,365,121
                                           --------------------------------------------------------------------------------
                                           TOTAL INVESTMENT PORTFOLIO--100%
                                           (Cost: $1,729,896)                                                 1,468,090
                                           --------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

 NOTE TO PORTFOLIO OF INVESTMENTS

Based on the cost of investments of $1,729,896 for federal income tax purposes at October 31, 1998, the gross unrealized appreciation was $35,718, the gross unrealized depreciation was $297,524 and the net unrealized depreciation on investments was $261,806.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER LATIN AMERICA FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Latin America Fund (one of the portfolios constituting Kemper Global/International Series, Inc.) as of October 31, 1998, and the related statements of operations and changes in net assets and the financial highlights for the period from December 31, 1997 (commencement of operations) to October 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement and financial highlights. Our procedures included confirmation of investments owned as of October 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Latin America Fund of Kemper Global/International Series, Inc. at October 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the period referred to above, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Boston, Massachusetts
                                          December 16, 1998

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1998

--------------------------------------------------------------------------
 ASSETS
--------------------------------------------------------------------------
Investments, at value
(Cost $1,729,896)                                               $1,468,090
--------------------------------------------------------------------------
Cash                                                                   644
--------------------------------------------------------------------------
Receivable for:
  Dividends                                                          2,562
--------------------------------------------------------------------------
  Fund share sold                                                       70
--------------------------------------------------------------------------
  Reimbursement from Adviser                                        49,611
--------------------------------------------------------------------------
Deferred organization expense                                       12,495
--------------------------------------------------------------------------
    TOTAL ASSETS                                                 1,533,472
--------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
Other payables and accrued expenses                                 72,974
--------------------------------------------------------------------------
NET ASSETS                                                      $1,460,498
--------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
Paid-in capital                                                 $1,801,261
--------------------------------------------------------------------------
Accumulated net realized loss on investments                       (86,792)
--------------------------------------------------------------------------
Net unrealized depreciation on:
  Investments                                                     (261,806)
--------------------------------------------------------------------------
  Foreign currency related transactions                                (12)
--------------------------------------------------------------------------
Undistributed net investment income                                  7,847
--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $1,460,498
--------------------------------------------------------------------------
 THE PRICING OF SHARES
CLASS A SHARES
  Net asset value and redemption price per share
  ($1,133,062 / 154,993 shares outstanding)                          $7.31
--------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                        $7.76
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($277,938 / 38,286 shares outstanding)                             $7.26
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($49,498 / 6,819 shares outstanding)                               $7.26
--------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

For the period from December 31, 1997 (commencement of operations) to October 31, 1998

STATEMENT OF OPERATIONS

-------------------------------------------------------------------------
 NET INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $1,760)           $  24,825
-------------------------------------------------------------------------
  Interest                                                         10,775
-------------------------------------------------------------------------
    Total investment income                                        35,600
-------------------------------------------------------------------------
Expenses:
  Management fee                                                   13,000
-------------------------------------------------------------------------
  Distribution services fee                                         1,183
-------------------------------------------------------------------------
  Administrative services fee                                       2,600
-------------------------------------------------------------------------
  Custodian, accounting and transfer agent fees and related
  expenses                                                         76,899
-------------------------------------------------------------------------
  Professional fees                                                27,000
-------------------------------------------------------------------------
  Reports to shareholders                                           7,907
-------------------------------------------------------------------------
  Amortization of organization expenses                             2,505
-------------------------------------------------------------------------
  Directors' fees and other                                         3,995
-------------------------------------------------------------------------
    Total expenses before expense waiver                          135,089
-------------------------------------------------------------------------
Less expenses waived and absorbed by adviser                     (110,748)
-------------------------------------------------------------------------
    Total expenses after expense waiver                            24,341
-------------------------------------------------------------------------
NET INVESTMENT INCOME                                              11,259
-------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net realized loss on:
    Investments                                                   (86,792)
-------------------------------------------------------------------------
    Foreign currency related transactions (net of CPMF tax
    of $1,282)                                                     (3,412)
-------------------------------------------------------------------------
                                                                  (90,204)
-------------------------------------------------------------------------
  Change in net unrealized depreciation during the period
  on:
    Investments                                                  (261,806)
-------------------------------------------------------------------------
    Foreign currency related transactions                             (12)
-------------------------------------------------------------------------
                                                                 (261,818)
-------------------------------------------------------------------------
Net loss on investments                                          (352,022)
-------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS            $(340,763)
-------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------
 OPERATIONS AND CAPITAL SHARE ACTIVITY
  Net investment income                                         $   11,259
--------------------------------------------------------------------------
  Net realized loss                                                (90,204)
--------------------------------------------------------------------------
  Change in net unrealized depreciation on investments            (261,818)
--------------------------------------------------------------------------
Net decrease in net assets resulting from operations              (340,763)
--------------------------------------------------------------------------
Net increase from capital share transactions                     1,781,261
--------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                     1,440,498
--------------------------------------------------------------------------
 NET ASSETS
Beginning of period                                                 20,000
--------------------------------------------------------------------------
END OF PERIOD (including undistributed net investment income
of $7,847)                                                      $1,460,498
--------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1    DESCRIPTION OF THE
     FUND Kemper Latin America Fund (the Fund) is a non-diversified series of Kemper Global/International Series, Inc. (the Corporation), an open-end management investment company organized as a corporation in the state of Maryland. The fund commenced operations on December 31, 1997. The fund currently offers three classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------
2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Investments are stated at
                             value. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market
                             (Nasdaq), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies on that day.

                             Portfolio debt securities other than money market securities with an original maturity over sixty days are valued by pricing agents approved by the officers of the fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair market value as determined in good faith by the Valuation Committee of the Board of Directors.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign

NOTES TO FINANCIAL STATEMENTS

                             currency exchange contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             At October 31, 1998, the fund had a tax basis net loss carryforward of approximately $87,000 which may be applied against any realized net taxable gains of each succeeding year until fully utilized or it will expire in the period ended 2006.

                             The fund is also subject to a .20% Contribuicao Provisoria sobre Movimentacoes Financeiras (CPMF) tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market. This tax has been reported as part of the net realized gain (loss) on foreign currency related transactions.

                             DIVIDENDS TO SHAREHOLDERS. The fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles. These differences are primarily due to differing treatments for certain transactions such as foreign currency transactions.

                             ORGANIZATIONAL COSTS. Costs incurred by the fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

                             OTHER CONSIDERATIONS. Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of 1.25% of the first $250 million of average daily net assets, 1.20% of the next $750 million of average daily net assets, declining to 1.15% of average daily net assets in excess of $1 billion. However, the fund incurred no management fee for the period ended October 31, 1998, after an expense waiver by Scudder Kemper.

                             In addition, Scudder Kemper has temporarily agreed to absorb certain operating expenses of the fund. Under these arrangements, Scudder Kemper waived and absorbed expenses of $110,748 for the period ended October 31, 1998.

                             ZURICH/B.A.T MERGER On September 7, 1998, Zurich Insurance Company (Zurich), majority owner of Scudder Kemper, entered into an agreement with B.A.T Industries p.l.c. (B.A.T) pursuant to which the financial services business of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the fund's investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Directors of the fund has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former investment management agreement, except for the dates of execution and termination. Shareholders approved of the new investment management agreement through a proxy solicitation that concluded in mid-December.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The fund has an underwriting and distribution services agreement with Kemper Distribution, Inc.
                             (KDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                   COMMISSIONS     COMMISSIONS ALLOWED
                                                                 RETAINED BY KDI     BY KDI TO FIRMS
                                                                 ---------------   -------------------
                             Period ended October 31, 1998            $129                3,103

                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges from redemptions of Class B and Class C shares. The fund incurred no distribution fees for the period ended October 31, 1998, after an expense waiver by Scudder Kemper. Distribution fees, CDSC and commissions related to Class B and Class C shares are as follows:

                                                                                       COMMISSIONS AND
                                                                    CDSC RECEIVED   DISTRIBUTION FEES PAID
                                                                       BY KDI          BY KDI TO FIRMS
                                                                    -------------   ----------------------
                             Period ended October 31, 1998               $89                9,939

                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on

NOTES TO FINANCIAL STATEMENTS

                             assets of fund accounts the firms service. The fund incurred no administrative services fees for the period ended October 31, 1998, after an expense waiver by Scudder Kemper. During the period ended October 31, 1998, KDI paid fees of $1,228 to various firms.

                             SHAREHOLDER SERVICES AGREEMENT. Kemper Service Company (KSvC) is the transfer, dividend paying and shareholder service agent for the fund. The fund incurred shareholder services fees of $4,342 for the period ended October 31, 1998, $700 of which is unpaid.

                             FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the fund. The fund incurred no accounting fees for the period ended October 31, 1998, after a fee waiver of $41,667 by Scudder Kemper.

                             OFFICERS AND DIRECTORS. Certain officers or directors of the fund are also officers or directors of Scudder Kemper. For the period ended October 31, 1998, the fund made no direct payments to its officers and incurred directors' fees of $3,000 to independent directors.

--------------------------------------------------------------------------------
4    INVESTMENT
     TRANSACTIONS            For the period ended October 31, 1998, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                                $2,173,508

                             Proceeds from sales                         459,804

--------------------------------------------------------------------------------
5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the fund:

                                                                                    PERIOD ENDED
                                                                                  OCTOBER-31, 1998
                                                                             --------------------------
                                                                             SHARES            AMOUNT
                             --------------------------------------------------------------------------
                              SHARES SOLD
                              Class A                                        174,127         $1,545,225
                             --------------------------------------------------------------------------
                              Class B                                         43,991            383,435
                             --------------------------------------------------------------------------
                              Class C                                         25,380            189,834
                             --------------------------------------------------------------------------
                              SHARES REDEEMED
                              Class A                                        (19,836)          (148,437)
                             --------------------------------------------------------------------------
                              Class B                                         (6,407)           (50,967)
                             --------------------------------------------------------------------------
                              Class C                                        (19,263)          (137,829)
                             --------------------------------------------------------------------------
                              NET INCREASE FROM
                              CAPITAL SHARE TRANSACTIONS                                     $1,781,261
                             --------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For the period from December 31, 1997 (commencement of operations) to October 31, 1998

----------------------------------------------------------------------------------------------------------------------------
                                                                    CLASS A         CLASS B           CLASS C
----------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                $  9.50           9.50              9.50
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                 .06            .04               .04
----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized loss                                    (2.25)         (2.28)            (2.28)
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      (2.19)         (2.24)            (2.24)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $  7.31           7.26              7.26
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                        (23.05)%       (23.58)           (23.58)
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses absorbed by the fund                                          2.21%          3.09              3.06
----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  1.38%           .50               .53
----------------------------------------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                                              12.75%         14.38             14.34
----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                   (9.16)%       (10.79)           (10.75)
----------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
Net assets at end of period                                                                        $1,460,498
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                                                      55%
----------------------------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive its management fee and absorb certain operating expenses of the Fund. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption.

 TAX INFORMATION

The fund paid foreign taxes of $2,000 and earned $15,000 of foreign source income during the year ended October 31, 1998.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Kemper Fund account, please call 1-800-621-1048.

NOTES

NOTES

DIRECTORS AND OFFICERS

DIRECTORS                         OFFICERS
DANIEL PIERCE                     MARK S. CASADY                    ANN M. MCCREARY
Chairman and Director             President                         Vice President
JAMES E. AKINS                    PHILIP J. COLLORA                 SHERIDAN P. REILLY
Director                          Vice President and                Vice President
                                  Secretary
ARTHUR R. GOTTSCHALK                                                M. ISABEL SALTZMAN
Director                          JOHN R. HEBBLE                    Vice President
                                  Treasurer
FREDERICK T. KELSEY                                                 LINDA J. WONDRACK
Director                          JOYCE E. CORNELL                  Vice President
                                  Vice President
KATHRYN L. QUIRK                                                    MAUREEN E. KANE
Director and Vice President       DIEGO ESPINOSA                    Assistant Secretary
                                  Vice President
FRED B. RENWICK                                                     CAROLINE PEARSON
Director                          JOAN R. GREGORY                   Assistant Secretary
                                  Vice President
JOHN B. TINGLEFF                                                    ELIZABETH C. WERTH
Director                          TARA C. KENNEY                    Assistant Secretary
                                  Vice President
JOHN G. WEITHERS                                                    BRENDA LYONS
Director                          THOMAS W. LITTAUER                Assistant Treasurer
                                  Vice President


----------------------------------------------------------------------------------------------------------
LEGAL COUNSEL                         DECHERT PRICE & RHOADS
                                      Ten Post Office Square South
                                      Boston, MA 02109
----------------------------------------------------------------------------------------------------------
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 419557
                                      Kansas City, MO 64141
----------------------------------------------------------------------------------------------------------
CUSTODIAN                             BROWN BROTHERS HARRIMAN & CO.
                                      40 Water Street
                                      Boston, MA 02109
----------------------------------------------------------------------------------------------------------
INDEPENDENT                           ERNST & YOUNG LLP
AUDITORS                              200 Clarendon Street
                                      Boston, MA 02116
----------------------------------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza  Chicago, IL 60606-5808
                                      www.kemper.com

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Long-term investing in a short-term world(SM)

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KLAF - 2(12/98) 1061730